October 17, 2011

CM ADVISORS FUND
Class I Shares (Ticker CMAFX)
Class C Shares (Ticker CMACX)
Class R Shares (Ticker CMFRX)

CM ADVISORS SMALL CAP VALUE FUND
Class I Shares (Ticker CMOVX)
Class C Shares (Ticker CMVCX)
Class R Shares (Ticker CMRVX)

CM ADVISORS FIXED INCOME FUND
Ticker CMFIX

SERIES OF THE CM ADVISORS FAMILY OF FUNDS

Supplement to Prospectuses dated July 1, 2011

The prospectuses (the “Prospectuses”), each dated July 1, 2011, of the CM Advisors Fund (the “Advisors Fund”), the CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) and the CM Advisors Fixed Income Fund (the “Fixed Income Fund”, and together with the Advisors Fund and Small Cap Value Fund, the “Funds”) are hereby amended to reflect changes in the portfolio managers of the Funds.  For further information, please contact the Funds toll-free at 1-888-859-5856.

Changes to the Prospectus of the Class I Shares of the Advisors Fund, the Class I Shares of Small Cap Value Fund and the Fixed Income Fund

The following sections of the Prospectus of the Class I Shares of the Advisors Fund and the Class I Shares of the Small Cap Value Fund and  the Fixed Income Fund should be deleted in their entirety and replaced with the following:

Fund Summary: CM Advisors Fund

MANAGEMENT OF THE FUND

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors)

Portfolio Managers

Arnold Van Den Berg, James D. Brilliant and Stephen W. Shipman are primarily responsible for the day-to-day management of the Advisors Fund.

Name	Title with the Advisor	Length of Service to the Fund
Arnold Van Den Berg	Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager	Since the Advisors Fund’s inception in 2003
James D. Brilliant	Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager	Since the Advisors Fund’s inception in 2003
Stephen W. Shipman	Portfolio Manager	Since October 17, 2011

Fund Summary: CM Advisors Small Cap Value Fund

MANAGEMENT OF THE FUND

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors)

Portfolio Managers

James D. Brilliant and Stephen W. Shipman are primarily responsible for the day-to-day management of the Small Cap Value Fund.

Name	Title with the Advisor	Length of Service to the Fund
James D. Brilliant	Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager	Since the Small Cap Value Fund’s inception in 2011
Stephen W. Shipman	Portfolio Manager	Since October 17, 2011

Fund Summary: CM Advisors Fixed Income Fund

MANAGEMENT OF THE FUND

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors)

Portfolio Managers

Arnold Van Den Berg and David K. Woytek are primarily responsible for the day-to-day management of the Fixed Income Fund.

Name	Title with the Advisor	Length of Service to the Fund
Arnold Van Den Berg	Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager	Since October 17, 2011 and previously from the Fixed Income Fund’s Inception to 2009
David K. Woytek	Research/Credit Analyst and Portfolio Manager	Since October 17, 2011

The 4th through 7th paragraphs of the section of the Prospectus of the Class I Shares of the Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund titled “Management and Administration – Investment Advisor” should be deleted in their entirety and replaced with the following:

Arnold Van Den Berg, James D. Brilliant and Stephen W. Shipman are jointly and primarily responsible for the day-to-day management of the Advisors Fund. Mr. Arnold Van Den Berg is Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager of the Advisor. He oversees the management and administration of the Funds and has served as co-portfolio manager or a member of an investment committee managing the Advisors Fund since its inception. Mr. Arnold Van Den Berg founded the Advisor in 1974 and has worked in the investment management business for over 40 years.  Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor. He is a Chartered Financial Analyst (CFA) and has been employed by the Advisor since 1986. Mr. Brilliant has more than 23 years of investment management and financial analysis experience and has served as co-portfolio manager or a member of an investment committee managing the Advisors Fund since its inception. Mr. Shipman, Portfolio Manager of the Advisor, is a CFA and has been employed by the Advisor since 2009. Mr. Shipman has more than 25 years of investment management and financial industry experience. Prior to joining the Advisor, he served as Executive Vice President and Director of Research of Bjurman, Barry & Associates from 1997-2009.  Mr. Shipman has served as a member of the investment committee managing the Advisors Fund since October 17, 2011.

Mr. Brilliant and Mr. Shipman are jointly and primarily responsible for the day-to-day management of the Small Cap Value Fund.  Mr. Brilliant has managed the Small Cap Value Fund since its inception.  Mr. Shipman has managed the Small Cap Value Fund since October 17, 2011.

The Opportunity Fund has been managed by Mr. Shipman since its inception.

The Fixed Income Fund is managed by Arnold Van Den Berg and David K. Woytek, who became jointly and primarily responsible for the day-to-day management the Fixed Income Fund on October 17, 2011.  Mr. Van Den Berg previously managed the Fixed Income Fund for the period from the Fixed Income Fund’s inception to 2009.   Mr. Woytek, Research/Credit Analyst and Portfolio Manager of the Advisor, is a CFA, and also holds the designations of Certified Public Accountant, Certified Financial Planner, Chartered Financial Consultant and Chartered Life Underwriter.  He has been employed by the Advisor since 2004.  He has more than 11 years of investment management and financial industry experience.

Changes to the Prospectus of the Class C Shares of the Advisors Fund and the Class C Shares of the Small Cap Value Fund and the Prospectus of the Class R Shares of the Advisors Fund and Class R Shares of the Small Cap Value Fund

The following sections of the Prospectus of the Class C Shares of the Advisors Fund  and Class C Shares of the Small Cap Value Fund and the Prospectus of the Class R Shares of the Advisors Fund  and Class R Shares the Advisors Small Cap Value Fund should be deleted in their entirety and replaced with the following:

Fund Summary: CM Advisors Fund

MANAGEMENT OF THE FUND

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors)

Portfolio Managers

Arnold Van Den Berg, James D. Brilliant and Stephen W. Shipman are primarily responsible for the day-to-day management of the Advisors Fund.

Name	Title with the Advisor	Length of Service to the Fund
Arnold Van Den Berg	Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager	Since the Advisors Fund’s inception in 2003
James D. Brilliant	Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager	Since the Advisor’s Fund inception in 2003
Stephen W. Shipman	Portfolio Manager	Since October 17, 2011

Fund Summary: CM Advisors Small Cap Value Fund

MANAGEMENT OF THE FUND

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors)

Portfolio Managers

James D. Brilliant and Stephen W. Shipman are primarily responsible for the day-to-day management of the Small Cap Value Fund.

Name	Title with the Advisor	Length of Service to the Fund
James D. Brilliant	Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager	Since the Small Cap Value Fund’s inception in 2011
Stephen W. Shipman	Portfolio Manager	Since October 17, 2011

The 4th and 5th paragraphs of the section of the Prospectuses of the Class C Shares and Class R Shares of the Advisors Fund and the Small Cap Value Fund titled “Management and Administration – Investment Advisor” should be deleted in their entirety and replaced with the following:

Arnold Van Den Berg, James D. Brilliant and Stephen W. Shipman are jointly and primarily responsible for the day-to-day management of the Advisors Fund. Mr. Arnold Van Den Berg is Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager of the Advisor. He oversees the management and administration of the Funds and has served as co-portfolio manager or a member of an investment committee managing the Advisors Fund since its inception. Mr. Arnold Van Den Berg founded the Advisor in 1974 and has worked in the investment management business for over 40 years.  Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor. He is a Chartered Financial Analyst (CFA) and has been employed by the Advisor since 1986. Mr. Brilliant has more than 23 years of investment management and financial analysis experience and has served as co-portfolio manager or a member of an investment committee managing the Advisors Fund since its inception. Mr. Shipman, Portfolio Manager of the Advisor, is a CFA and has been employed by the Advisor since 2009. Mr. Shipman has more than 25 years of investment management and financial industry experience. Prior to joining the Advisor, he served as Executive Vice President and Director of Research of Bjurman, Barry & Associates from 1997-2009.  Mr. Shipman has served as a member of the investment committee managing the Advisors Fund since October 17, 2011.

Mr. Brilliant and Mr. Shipman are jointly and primarily responsible for the day-to-day management of the Small Cap Value Fund.  Mr. Brilliant has managed the Small Cap Value Fund since its inception.  Mr. Shipman has managed the Small Cap Fund since October 17, 2011.

Investors Should Retain This Supplement for Future Reference

CM Advisors Family of Funds

CM ADVISORS FUND
Class I Shares (Ticker CMAFX)
Class R Shares (Ticker CMFRX)
Class C Shares (Ticker CMCFX)

CM ADVISORS SMALL CAP VALUE FUND
Class I Shares (Ticker CMOVX)
Class R Shares (Ticker CMRVX)
Class C Shares (Ticker CMCOX)

CM ADVISORS OPPORTUNITY FUND
Ticker CMOGX

CM ADVISORS FIXED INCOME FUND
Ticker CMFIX

805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

STATEMENT OF ADDITIONAL INFORMATION
July 1, 2011
(Revised October 17, 2011)

The CM Advisors Fund, the CM Advisors Small Cap Value Fund, the CM Advisors Opportunity Fund and the CM Advisors Fixed Income Fund (individually, a “Fund” and collectively, the “Funds”) are each a series of the CM Advisors Family of Funds (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”).

This Statement of Additional Information (the “SAI”) is not a prospectus, and it should be read in conjunction with the Funds’ prospectuses dated July 1, 2011, as the same may be amended from time to time (the “Prospectuses”).  This SAI is incorporated by reference in its entirety into the Prospectuses.  No investment in shares of the Funds should be made solely upon the information contained in the SAI.  Copies of the Prospectuses may be obtained, without charge, by calling the Funds at 1-888-859-5856 or by writing to Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, the Funds’ investment advisor (the “Advisor”) at the following address:

Van Den Berg Management I, Inc. d/b/a CM Fund Advisors
805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

The Funds issue an annual report (the “Annual Report”) after the end of each fiscal year that includes a report from the Funds’ management on each Fund’s operation and performance, and audited financial statements for each Fund.  Information from the Annual Report is incorporated by reference into this SAI.  Copies of the Annual Report may be obtained at no charge by calling or writing the Funds at the phone number and address shown above.

CM ADVISORS FAMILY OF FUNDS

TABLE OF CONTENTS

INVESTMENT POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	17
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	20
DESCRIPTION OF THE TRUST	21
BOARD OF TRUSTEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS	23
MANAGEMENT AND ADMINISTRATION	30
CODE OF ETHICS	36
ANTI-MONEY LAUNDERING PROGRAM	36
PROXY VOTING POLICIES	36
DISCLOSURE OF PORTFOLIO HOLDINGS	37
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES	39
NET ASSET VALUE	42
ADDITIONAL TAX INFORMATION	43
ADDITIONAL INFORMATION ON PERFORMANCE	46
FINANCIAL STATEMENTS	49
APPENDIX A - Description of Ratings	50
APPENDIX B – Proxy Voting Policies	55

INVESTMENT POLICIES AND RISKS

The CM Advisors Family of Funds (the “Trust”) was organized on November 22, 2002 as a Delaware statutory trust and is registered with the SEC as an open-end management investment company.  The CM Advisors Fund (the “Advisors Fund”), the CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”), the CM Advisors Opportunity Fund (the “Opportunity Fund”) and the CM Advisors Fixed Income Fund (the “Fixed Income Fund,” individually, a “Fund,” collectively, the “Funds”) are each a separate diversified series of the Trust.  Prior to July 1, 2011, the Small Cap Value Fund was known as the CM Advisors Value Fund.

The Prospectuses describe the Funds’ investment objectives and principal investment strategies, as well as the principal investment risks of the Funds.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Funds may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that a Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Funds’ investments and their risks described in the Prospectuses and this SAI.

Equity Securities.  The equity portion of the portfolios of the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  The equity portion of the portfolios of the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may also include shares of foreign issuers in the form of American Depository Receipts (“ADRs”), shares of other registered investment companies (“RICs”), including exchange traded funds (“ETFs”), preferred stocks, convertible preferred stocks, and convertible bonds.

Prices of equity securities in which the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities a Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely decline.

Investments in Small Cap Companies.  The Small Cap Value Fund and the Opportunity Fund will invest primarily in securities of companies with small market capitalizations (“small cap companies”) and the Advisors Fund may invest a significant portion of its assets in small cap companies.  Certain small cap companies may offer greater potential for capital appreciation than larger companies.  However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small cap companies tend to be very volatile and speculative.  Small cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market.  For example, they may be developing or marketing new products or services for markets which are not yet established or may never become established.  In addition, small cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions.  Also, small cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies.  Also, small cap companies may not be well known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership.  These factors may affect the Funds’ access to information about the companies and the stability of the markets for the companies’ securities.  Due to these and other factors, a Fund’s investments in small cap companies may suffer significant losses.  Further, there is typically a smaller market for the securities of a small cap company than for securities of a large company.  Therefore, investments in small cap companies may be less liquid and subject to significant price declines that result in losses for a Fund.

Investments in Mid Cap Companies.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may invest in mid-capitalization companies (“mid cap companies”).  Investing in the securities of mid cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general.  Because mid cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that mid cap companies often have limited product lines, markets, or financial resources and may lack management depth.  These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies.  Mid cap companies may be more vulnerable than larger companies to adverse business or economic developments.  In addition, mid cap companies may not be well known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership.  These factors may affect a Fund’s access to information about the companies and the stability of the markets for the companies’ securities.  The risk exists that mid cap companies will not succeed, and the prices of the companies’ shares could dramatically decline in value.

Companies with Unusual Valuations Based on Many Traditional Methods.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may invest in securities of companies whose market prices grow and very quickly reflect unreasonable valuations by traditional valuation techniques.  Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature.  Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund to sustain substantial losses on any investments in such companies.  These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants’ expectations regarding the potential markets, revenues, income or profitability for these types of companies.

Foreign Securities.  The Funds may invest in securities of foreign companies traded on United States (“U.S.”) national exchanges and over-the-counter domestic exchanges, exchange traded funds (“ETFs”) that invest primarily in foreign securities and in foreign securities represented by ADRs, as described below.  The Opportunity Fund may also invest in foreign securities traded on foreign exchanges and that are denominated in foreign currencies.  Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks that may not be present in domestic investments.  For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S.

securities laws.  Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.  Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions.

ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the U.S.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Convertible Securities.  Although the equity investments of the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund consist primarily of common and preferred stocks, the Funds may buy securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of warrants do not necessarily move parallel to the prices of underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The ability of the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund to invest in warrants may be limited by the Fund’s investment restrictions.

Each Fund may invest in convertible bonds.  Convertible bonds are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock).  Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

If a convertible security is converted into common stock, a Fund may hold the common stock for an extended period of time.  Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock a Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which could also result in losses for the Funds.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

Real Estate Securities.  The Funds will not invest in real estate (including mortgage loans and limited partnership interests), but the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Corporate and Municipal Fixed Income Securities.  The Funds’ fixed income investments may include corporate and municipal fixed income securities.  Corporate and municipal fixed income securities purchased by the Funds may be of any credit quality, maturity or yield.  Accordingly, the Funds’ fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion).  In addition, the Funds’ fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds whose ratings are below investment grade.  Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities.  Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength.  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. These risks can reduce the value of a Fund’s shares and the income it earns.  Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI.  While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Foreign Fixed Income Securities.  The Funds may invest in non-U.S. based fixed income securities, including foreign currency-denominated corporate and foreign government notes and bonds.  Investing in foreign fixed income securities has the same risks as investing in foreign securities generally.  In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond.  Foreign government bonds are also subject to the risks that governmental issuers of fixed income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

Investments in Emerging Markets.  The Funds may invest in emerging market fixed income securities.  Emerging market countries may include, among others, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East and Africa.  In addition to the general risk of investing in foreign securities and foreign fixed income securities described above, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets.  The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile then securities markets of the U.S. and other developed markets.  The risks of investing in emerging markets include greater social, political and economic uncertainties.  Emerging market economics are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources.  Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.  The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.  As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Money Market Instruments.  The Funds may invest in money market instruments.  Money market instruments include, without limitation, U.S. government obligations or certain types of corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fixed Income Fund may invest in Commercial Paper of any rating, while the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by a Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

U.S. Government Securities.  The Funds may invest in U.S. government securities.  U.S. government securities include U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, and obligations guaranteed by the U.S. government such as obligations of Government National Mortgage Association (“GNMA”) and Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Small Business Administration and Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), others are not.  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of a Fund’s shares.

Repurchase Agreements.  The Funds may invest in repurchase agreements.  A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. government security), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Funds will retain or attempt to dispose of the collateral.  The Funds’ risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  Each Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Reverse Repurchase Agreements.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may also enter into reverse repurchase agreements.  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Mortgage Pass-Through Certificates.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in obligations of GNMA, FNMA, and FHLMC which include direct pass-through certificates representing undivided ownership interests in pools of mortgages.  The Funds may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer.  For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government.  Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency.  Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit.  Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate;

their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.  The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in Collateralized Mortgage Obligations (“CMOs”).  CMOs are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually.  The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage.  Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  These prepayment risks can make the prices of CMOs very volatile when interest rates change.  That volatility will affect a Fund’s share price.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fixed Income Fund.

Other Mortgage Related Securities.  In addition to the mortgage pass-through securities and the CMOs mentioned above, the Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may also invest in other mortgage derivative products.  In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result.  That could cause their values to fluctuate more, and the share price of the Funds to fluctuate more and to fall.  Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage-related securities are developed and offered to the investment community, the Funds may consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.  In addition to CMOs, the Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders.  If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Funds may invest in other asset-backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

Equipment Trust Certificates.  The Fixed Income Fund may invest in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue.  Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

Variable and Floating Rate Securities.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.  Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse affects on the value of the floating rate securities.

Swaps.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fixed Income Fund had invested directly in the asset that yielded the desired return. In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Use of swaps subjects the investor to risk of default by the counterparties.  If there is a default by a counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that a counterparty to the transaction is insolvent.  The swap market has grown substantially over the years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.

Private Activity Bonds.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in private activity bonds.  The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. The Fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

STRIPS.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in stripped securities (“STRIPS”).  STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank.  Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If a Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with these funds.  The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

Debentures.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in debentures.  A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid.  The Funds may invest in all types of debentures, including corporate and government debentures.

PIPEs.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in PIPEs.  PIPEs are Private Investments in Public Equity (“PIPE”), which is the purchase of stock in a company at a discount to the current market value per share for the purpose of raising capital. There are two main types of PIPEs - traditional and structured. A traditional PIPE is one in which stock, either common or preferred, is issued at a set price to raise capital for the issuer. A structured PIPE, on the other hand, issues convertible debt (common or preferred shares). A public company typically issues unregistered equity-linked securities to investors at a discount to the price of the issuer’s common stock at the time the deal is closed. The issuer commits to registering the securities with the SEC so they can be resold to the public, typically within 90-120 days.  Some of the risks involved are that the selling company could go bankrupt, in which case the Fund may be locked in as the shares go down.  In addition, the issuance of PIPES by a company often has a negative impact on the value of the issuing company’s securities in the short-term because the issuance floods the market with more shares.

Demand Notes.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in Variable and Floating Rate Demand Notes.  Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the

Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

Inverse Floaters.  The Advisors Fund, the Small Cap Value Fund and the Fixed Income Fund may invest in inverse floaters.  Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater.  As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.  Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.  These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Illiquid Investments.  Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board” or “Trustees”), the Advisor determines the liquidity of the Funds’ investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Funds’ investments, the Advisor may consider various factors including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities.  Within its limitation on investment in illiquid securities, each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options. The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may purchase and write put and call options on securities.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund may be unable to close out a position.

Futures Contracts.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may invest in futures contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by an increase in the case of a sale or by a decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund each seek to earn interest income on its initial and variation margin deposits.

The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may invest in securities index futures contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will write options only on futures contracts that are “covered.”  A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  A Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  A Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the portfolio of the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging a Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s portfolio securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund’s return.  A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will not engage in transactions in futures contracts and related options for speculation.  In addition, the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.  In instances involving the purchase of futures contracts or the writing of put options thereon by the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged.  In instances involving the sale of futures contracts or the writing of call options thereon by the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Short Sales of Securities.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market, covers the short position by buying shares in the market either (1) at its discretion; or (2) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Advisors Fund, the Small Cap Value Fund or the Opportunity Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may make short sales “against the box,” i.e., when a Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities).  A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities.  In order to generate additional income, the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund each may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Trustees.  In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  A Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Advisor intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Advisor has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Advisor otherwise believes it necessary to vote.

Investment Companies.  Each Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds.  The Funds expect to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as the Funds pay no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund ("service fee"); or the investment advisor waives its management fee in an amount necessary to offset any sales charge or service fee.  The Funds expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company's total outstanding stock (the "3% Limitation"). To the extent the 3% Limitation applies to an investment a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by a Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Funds to additional operating and management fees and expenses.  For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the Funds’ direct fees and expenses.

ETFs. Each Fund may invest in an exchange traded fund (“ETF”).  An ETF is an investment company that holds a portfolio of common stock or bonds generally designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Funds and these costs and expenses will in turn increase the expenses of the Funds.  Your cost of investing in the Funds will generally be higher than the cost of investing directly in ETFs.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the net asset value of the Funds; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.

ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Funds may acquire.

Investments in Companies with Business Related to Commodities. As explained under “Fundamental Restrictions” below, the Funds do not invest directly in commodities.  However, the Advisors Fund, the Small Cap Value Fund and the Opportunity Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Advisors Fund, the Small Cap Value Fund and the Opportunities Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

Forward Commitments and When-Issued Securities.  Each Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time.  A Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price.  Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets.  In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance.  Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so.  A Fund may realize short-term gains or losses upon such sales.

Temporary Defensive Positions.  Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, each Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Borrowing.  The Funds may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure.  For example, the Funds may borrow money to meet redemption requests or for extraordinary or emergency purposes.  In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

INVESTMENT RESTRICTIONS

Fundamental Restrictions.  Each Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the applicable Fund.  A “majority” for this purpose means the lesser of (1) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (2) more than 50% of the Fund’s outstanding shares.

As a matter of fundamental policy, the Advisors Fund may not:

1.        Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

2.        Issue senior securities, except as permitted by the 1940 Act;

3.        Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

4.        Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

5.        Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

6.        Make investments for the purpose of exercising control or management over a portfolio company;

7.        Invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds);

8.        Make loans, provided that the Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

9.        Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

10.      Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

11.      Invest 25% or more of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

As a matter of fundamental policy, the Small Cap Value Fund, the Opportunity Fund and the Fixed Income Fund each may not:

1.        Issue senior securities, except as permitted by the 1940 Act;

2.        Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

3.        Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

4.        Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

5.        Make loans, provided that the Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

6.        Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

7.        Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); and

8.        Invest 25% or more of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Non-Fundamental Restrictions.  The Funds have also adopted the following non-fundamental investment restrictions, which may be changed by the Trustees at their discretion.

As a matter of non-fundamental policy, the Advisors Fund may not:

1.        Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

2.        Purchase warrants if as a result the Fund would then have more than 5% of its net assets (taken at the lower of cost or current value) invested in warrants; and

3.        Invest more than 15% of its net assets in illiquid securities.

As a matter of non-fundamental policy, the Small Cap Value Fund, the Opportunity Fund and the Fixed Income Fund each may not:

1.        Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock or fixed income securities of companies which invest in or sponsor such programs;

2.        Purchase warrants if as a result the Fund would then have more than 5% of its net assets (taken at the lower of cost or current value) invested in warrants;

3.        Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

4.        Make investments for the purpose of exercising control or management over a portfolio company;

5.        Invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds); and

6.        Invest more than 15% of its net assets in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Illiquid securities are generally considered investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Funds.

If a Fund invests in other investment companies that concentrate their investments in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which the other investment company invests.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor manages each Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the respective Fund (the “Advisory Agreement”), which are described in detail under “Management and Administration – Investment Advisor” below.  The Advisor serves as investment advisor for a number of client accounts, including the Funds.  Investment decisions for each Fund will be made independently from those for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection.  The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of Fund portfolio securities transactions to brokers.  In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting brokers to execute portfolio transactions.  The Advisor may, however, place portfolio transactions with brokers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and each Fund’s Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers.  Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Funds.

The Funds may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  When a transaction involves exchange listed securities, the Advisor considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

During the fiscal years ended February 28, 2011, February 28, 2010 and February 28, 2009, the Advisors Fund paid brokerage commissions of $12,092, $16,046 and $32,062, respectively.  The variances in brokerage commissions paid by the Advisors Fund during the past three fiscal years were primarily attributable to changes in the rate of portfolio turnover due to market conditions.   During the fiscal years ended February 28, 2011,  February 28, 2010 and February 28, 2009, the Fixed Income Fund paid brokerage commissions of $0, $18 and $0, respectively.  During the fiscal period ended February 28, 2011, the Opportunity Fund paid brokerage commissions of $2,792.

Aggregated Trades.  While investment decisions for each Fund are made independently from those for any other investment companies and accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Funds.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account advised or managed by the Advisor, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover.  The annual portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities owned during the year.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  A Fund’s portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by the Fund’s investment strategy, cash requirements for redemption of shares, and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could result in higher transaction costs for a Fund and may also result in the realization of taxable short-term capital gains.  The portfolio turnover rates of the Advisors Fund for the fiscal years ended February 28, 2011 and February 28, 2010 were 15% and 19%, respectively.  The portfolio turnover rates of the Fixed Income Fund for the fiscal years ended February 28, 2011 and February 28, 2010 were 21% and 0%, respectively.  The portfolio turnover rate of the Opportunity Fund for the fiscal period ended February 28, 2011 was 178%.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on November 22, 2002, is an open-end management investment company.  The Trust’s Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Advisors Fund, the Small Cap Value Fund, the Opportunity Fund and the Fixed Income Fund are current series of the Trust.  The Advisors Fund and the Small Cap Value Fund offer three classes of shares, which are referred to as “Class I shares,” “Class R shares” and “Class C shares.”  The Opportunity Fund and the Fixed Income Fund offer only one class of shares.  Each class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different expenses and may have different minimum investment requirements; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information).  The number of shares of each Fund shall be unlimited.  When issued for payment as described in the Prospectuses and this SAI, shares of the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or a Fund, shareholders of the Fund being liquidated would be entitled to receive the assets available for distribution belonging to such Fund.  Shareholders of a Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of a Fund.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of that series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares of all series of the Trust have equal voting rights and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy or an anticipated vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee the business activities of the Funds.  This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust.

Trustees and Executive Officers.  Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust are indentified in the table below.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce (age 55) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Mr. Bruce has been a professor at Southern Methodist University since August 2006 and Chief Executive Officer of Hillcrest Asset Management LLC, an institutional asset manager, since September 2007. He was Chief Investment Officer of PanAgora Asset Management from December 1999 to March 2007.	4	Mr. Bruce serves as an independent trustee of five series of the Dreman Contrarian Funds, a registered management investment company.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Mark F. Ivan (age 54) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	4	None
Richard M. Lewis (age 51) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall, Inc., a voice over internet protocol telecom company, since May 2004.	4	None
A. Zorel Paritzky, M.D. (age 68) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	4	None
William R. Reichenstein, Ph.D. (age 58) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	4	Dr. Reichenstein serves as an independent trustee of four series of the Epiphany Funds, a registered management investment company.
Interested Trustees* and Executive Officers
Arnold Van Den Berg (age 71)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder and Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. Previously, he served as President of the Advisor until 2011. He has been a portfolio manager for the Advisor since 1974. He was a general partner of TL Partners, L.P., a limited partnership investing in real estate, from 1993 to 2007.	4	None

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
James D. Brilliant (age 45)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Senior Research Analyst of the Advisor until 2011. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	4	None
Scott Van Den Berg (age 44)** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is President and Chief Operating Officer of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Director of Client Services of the Advisor until 2011. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	4	None
Aaron S. Buckholtz (age 47) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Trustee	Since 5/2003	Mr. Buckholtz is Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	4	None
David V. Swann (age 45) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746	Chief Compliance Officer	Since 10/2004
Mr. Swann is a licensed attorney and serves as the Advisor’s Chief Compliance Officer.  He has been with the Advisor since 2003 and has served as a compliance officer in the investment industry since 2000.
				N/A	N/A

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

Board Leadership Structure.  As reported in the “Trustees and Executive Officers” table above, the Board is composed of nine Trustees, five of which are Independent Trustees.  The Chairman of the Board, Arnold Van Den Berg, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of his relationship to the Advisor.  The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Proxy Voting Committee, which are comprised entirely of the Independent Trustees. Information regarding these committees is set forth below. The Board does not have a single lead Independent Trustee, although one of the Independent Trustees serves as Chairman of the Audit Committee. The Board has determined that the Board’s structure is appropriate given the characteristics, size and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Funds’ administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (“CCO”). The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meetings or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and correct violations of the federal securities laws.

Trustee Qualifications.  The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure.  Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Funds, to interact effectively with the other Trustees, Trust management, the CCO, the Trust’s third party service providers, legal counsel and independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.  Each of the Trustees has also served on the Board since the Trust’s first fund, the Advisors Fund, commenced operations in 2003 and in his service to the Trust over the years each Trustee has gained substantial mutual fund board experience and insight as to the operations of the Trust.

In addition to the Trustee Attributes listed above, each of the Trustees has additional Trustee Attributes including, among other things, the Trustee Attributes provided in the “Trustees and Executive Officers” table above and as follows:

Mr. Arnold Van Den Berg has experience in and knowledge of the financial industry as an investor, including his roles as founder, Chief Executive Officer, Co-Chief Investment Officer, Chairman of the Board, member of the investment committee and former President of the Advisor.  Mr. Brilliant has experience in and knowledge of the financial industry as an investor, including his roles as Co-Chief Investment Officer, Chief Financial Officer, Portfolio Manager, member of the investment committee and former Vice President of the Advisor.  He also is a Chartered Financial Analyst (CFA).  Mr. Scott Van Den Berg has experience in and knowledge of the financial industry as an investor, including his roles as President, Chief Operating Officer, and former Vice President of the Advisor. He also is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).  Mr. Buckholtz has experience in and knowledge of the financial industry as an investor, including his roles as Vice President, Senior Trader, Portfolio Manager and member of the investment committee of the Advisor.  In addition, he is a CFA.  Mr. Bruce has experience in and knowledge of the financial industry and academic experience as a professor of finance, including his roles as the chief investment officer of asset management companies.  He also serves as a trustee of another investment company.  Mr. Ivan has experience in and knowledge of the financial industry in his role as president of an asset management company.  Mr. Lewis has knowledge of the financial industry and business experience as the chief financial officer of an internet protocol telecom company and previously as the chief financial officer of an information technology services firm.  Dr. Paritzky has knowledge of the financial industry as an individual investor and holds a Certificate in Financial Planning.  He also has previous business experience as an owner and principal business manager of a group medical practice.  Dr. Reichenstein has knowledge of the financial industry and academic experience as a professor of finance and serves as a trustee of another investment company.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the specific qualifications, attributes and skills of the Trustees are being disclosed pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Committees.  The Trustees have established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met three times during the Trust’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the Trust’s last fiscal year.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Trust’s last fiscal year.

Beneficial Ownership of Fund Shares.  The table below shows, for each Trustee, the value of shares of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund beneficially owned by him, and the aggregate value of all investments in shares of the Fund complex, as of December 31, 2010, and stated as one of the following ranges:  A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000. Because the Small Cap Value Fund is newly organized, no information regarding the Trustees’ beneficial ownership of shares of such Fund is included in this SAI.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee		Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen By Trustee
Independent Trustees
Brian R. Bruce	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	A A A	A
Mark F. Ivan	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	A A A	A
Richard M. Lewis	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	A A A	A
A. Zorel Paritzky, M.D.	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	A A A	A
William R. Reichenstein, Ph.D.	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	C A A	C
Interested Trustees
Arnold Van Den Berg	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	E E E	E
James D. Brilliant	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	E E A	E
Scott Van Den Berg	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	E E A	E
Aaron S. Buckholtz	CM Advisors Fund: CM Advisors Fixed Income Fund: CM Advisors Opportunity Fund:	E C A	E

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust.  Independent Trustees receive an annual retainer of $5,000, plus $1,250 per Fund per Board meeting attended in person and $250 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.  The following table reflects the amount of compensation received by each Trustee during the fiscal year ended February 28, 2011:

Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Trustees
Independent Trustees
Brian R. Bruce	$16,375	None	None	$16,375
Mark F. Ivan	$16,375	None	None	$16,375
Richard M. Lewis	$16,375	None	None	$16,375
A. Zorel Paritzky, M.D.	$16,375	None	None	$16,375
William R. Reichenstein, Ph.D.	$16,375	None	None	$16,375
Interested Trustees
Arnold Van Den Berg	None	None	None	None
James D. Brilliant	None	None	None	None
Scott Van Den Berg	None	None	None	None
Aaron S. Buckholtz	None	None	None	None

Principal Holders of Voting Securities.  As of June 1, 2011, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of the Advisors Fund and the Fixed Income Fund and as a group owned beneficially 98.13% of the Small Cap Value Fund and 92.16% of the Opportunity Fund.  On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds.

CM Advisors Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, California 94104	3,678,784.016 shares	28.14%*

CM Advisors Small Cap Value Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Century Management 805 Las Cimas Parkway #430 Austin, Texas 78746	100,000.000 shares	73.08%**
Van Den Berg Management I, Inc. PSP FBO Scott Van Den Berg 805 Las Cimas Parkway #430 Austin, Texas 78746	16,106.800 shares	11.77%
Aaron S. Buckholtz 8200 Ganttcrest Drive Austin, Texas 78749	9,980.040 shares	7.29%
Scott Van Den Berg 805 Las Cimas Parkway #430 Austin, Texas 78746	7,986.456 shares	5.84%

CM Advisors Opportunity Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Century Management 805 Las Cimas Parkway #430 Austin, Texas 78746	104,416.588 shares	80.26%**
Van Den Berg Management I, Inc. PSP FBO Scott Van Den Berg 805 Las Cimas Parkway #430 Austin, Texas 78746	15,369.837 shares	11.81%
Scott Cadwalader IRA Account 15248 San Simon Lane La Mirada, California 90638	6,669.308 shares	5.13%

CM Advisors Fixed Income Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, California 94104	3,561,081.549 shares	50.36%*

*	The Funds believe that such entity does not have a beneficial interest of such shares.
**
Van Den Berg Management I, Inc. d/b/a Century Management, a Texas corporation, may be deemed to “control” the Fund, as defined by applicable SEC regulations, as a result of being the record owner of more than 25% of the outstanding shares.

MANAGEMENT AND ADMINISTRATION

Investment Advisor.  Information about the Advisor, Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, and its duties and compensation as Advisor is contained in the Prospectuses.  The Advisor has been engaged in the investment advisory business since 1974 and, as of March 31, 2011, managed approximately $2 billion under the assumed (d/b/a) name “Century Management.”

The Advisor is controlled by Arnold Van Den Berg, who is the Chief Executive Officer, Chairman of the Board and co-Chief Investment Officer of the Advisor.  Mr. Van Den Berg also serves as the Chairman of the Board of Trustees of the Trust.  Mr. Van Den Berg founded the Advisor in 1974, and has worked in the investment management business for over 40 years.

The Advisor supervises each Fund’s investments pursuant to an Advisory Agreement.  Each Advisory Agreement is or was effective for an initial two-year period and is currently or will be renewed for periods of one year each only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  Each Advisory

Agreement is terminable without penalty on 60 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund.  Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Trustees.  The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  Arnold Van Den Berg (Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager of the Advisor), James D. Brilliant (Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor), and Stephen W. Shipman (CFA and Portfolio Manager of the Advisor) are jointly and primarily responsible for the day-to-day management of the Advisors Fund.   Mr. Brilliant and Mr. Shipman are jointly and primarily responsible for managing the Small Cap Value Fund.  The Opportunity Fund is managed by Stephen W. Shipman.  The Fixed Income Fund is managed jointly and primarily by Arnold Van Den Berg and David W. Woytek (CFA, CPA and Research/Credit Analyst and Portfolio Manager of the Advisor).

Under each Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor receives a monthly management fee from the Advisors Fund and the Opportunity Fund equal to an annual rate of 1.25% the Fund’s average daily net assets.  In addition, the Advisor and the Advisors Fund and the Opportunity Fund have each entered into an Expense Limitation Agreement under which the Advisor has agreed to waive its fees and to assume other expenses of each Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Fund until July 1, 2012.  It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Trustees.  For the fiscal years ended February 28, 2011 and 2010, the Advisor received management fees of $1,677,297 and $1,718,166, respectively from the Advisors Fund (which was net of fee waivers of $25,532 and $15,794, respectively).  For the fiscal year ended February 28, 2009, the Advisor received management fees of $2,138,974 from the Advisors Fund.  For the fiscal period ended February 28, 2011, the Advisor waived its entire management fee from the Opportunity Fund in the amount of $4,365 and reimbursed the Fund for other operating expenses in the amount of $45,790.

The Advisor receives a monthly management fee from the Small Cap Value Fund equal to an annual rate of 1.00% of the Fund’s average daily net assets.  In addition, the Advisor and the Small Cap Value Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive its fees and to assume other expenses of the Small Cap Value  Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.25% of the average daily net assets of the Fund until July 1, 2012.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Trustees.  Because the Small Cap Value Fund is newly organized, no information regarding the management fees paid by the Fund to the Advisor is included in this SAI.

The Advisor receives a monthly management fee from the Fixed Income Fund equal to an annual rate of 0.50% of the Fund’s average daily net assets.  In addition, the Advisor and the Fixed Income Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive its fees and to assume other expenses of the Fixed Income Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and Expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Fund until July 1, 2012.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Trustees.  For the fiscal years ended February 28, 2011 and February 28, 2010, the Advisor received management fees of $322,099 and $162,063, respectively from the Fixed Income Fund.  For the fiscal year ended February 28, 2009, the Advisor received management fees of $67,551 from the Fixed Income Fund (which was net of fee waivers of $7,322).

In addition to the management fees described above, the Advisor may also receive certain benefits from its management of the Funds in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of each Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation – Brokerage Selection.”

Other Accounts Managed by Portfolio Managers.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts.  Except as otherwise noted, the table below shows the number of, and total assets in, such other accounts as of February 28, 2011.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets of Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Arnold Van Den Berg	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	2,059	$1,777,061,466	83	$112.1 million
James D. Brilliant	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	2,059	$1,777,061,466	83	$112.1 million
Stephen W. Shipman	Registered Investment Companies:	1	$23,870,994	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	9	$8,735,577	7	$7.2 million
David K. Woytek*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

*	Information for Mr. Woytek is as of October 17, 2011.

Portfolio Managers’ Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other.  These other accounts are separately managed private clients and one other registered investment company (“Other Accounts”).  The Other Accounts might have similar investment objectives as a Fund, be compared to the same index a Fund uses for performance comparisons or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds.  The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of a Fund, or vice versa.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  For some of these investment strategies, the Advisor may be compensated based on the performance of the account.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Other Accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the Other Accounts where they might share in investment gains.

Compensation of Portfolio Managers.  Mr. Arnold Van Den Berg, Mr. Brilliant and Mr. Woytek are employees of the Advisor and their compensation, consisting of a fixed annual salary plus the potential for a discretionary bonus, varies with the general success of the Advisor as a firm. Their compensation is not directly linked to any specific factors, such as the Funds’ performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Advisor and, as a result, indirectly affect the portfolio managers’ compensation. Discretionary bonuses are determined by the Advisor’s management and are based on a matrix comparing the portfolio management team’s performance on both an absolute and relative basis to selected benchmarks.

Mr. Shipman’s compensation consists of a percentage of the fees, net of expenses, paid to the Advisor by the Opportunity Fund and the other accounts managed by Mr. Shipman.

Ownership of Fund Shares by Portfolio Managers.  Except as otherwise noted, the table below shows the value of shares of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund beneficially owned by each portfolio manager of the Funds as of February 28, 2011, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000. Because the Small Cap Value Fund is newly organized, no information regarding the beneficial ownership of shares of such Fund by their portfolio managers is included in this SAI.

Name of Portfolio Manager	Dollar Range of Shares of the Advisors Fund	Dollar Range of Shares of the Fixed Income Fund	Dollar Range of Shares of the Opportunity Fund
Arnold Van Den Berg	G	G	G
James D. Brilliant	G	G	A
Stephen W. Shipman	A	A	A
David K. Woytek*	E	C	A

*	Information for Mr. Woytek is as of October 17, 2011.

Administrator, Fund Accountant and Transfer Agent.  Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Advisor under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Funds’ shareholders and arranges for the printing and dissemination of such reports;
--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;
--	arranges for the dissemination to shareholders of the Funds’ proxy materials and oversees the tabulation of proxies;
--	files the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;
--	assists in monitoring compliance of each Fund’s operations with the 1940 Act and with its investment policies and limitations; and
--	makes such reports and recommendations to the Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders:  maintains records for each of the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly at the annual rate of 0.08% of the average daily net assets of each Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; and 0.03% of such assets over $3 billion; subject, however, to a minimum fee with respect to each Fund of $2,000 per month.  The fee payable by each Fund to Ultimus as Fund Accountant is $2,000 per month plus an asset based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $17 per shareholder account, subject to a minimum fee with respect to each Fund of $1,500 per month.  The Service Agreements, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

For services to the Advisors Fund for the fiscal year ended February 28, 2011, Ultimus received $106,712 in administration fees, $37,343 in fund accounting fees and $30,520 in transfer agency fees.  For services to the Advisors Fund for the fiscal year ended February 29, 2010, Ultimus received $110,983 in administration fees, $37,868 in fund accounting fees and $33,205 in transfer agency fees.  For services to the Advisors Fund for the fiscal year ended February 28, 2009, Ultimus received $137,057 in administration fees, $41,141 in fund accounting fees and $36,034 in transfer agency fees.

For services to the Fixed Income Fund for the fiscal year ended February 29, 2011, Ultimus received $51,608 in administration fees, $30,450 in fund accounting fees and $18,000 in transfer agency fees.   For services to the Fixed Income Fund for the fiscal year ended February 28, 2010, Ultimus received $27,833 in administration fees, $27,240 in fund accounting fees and $18,000 in transfer agency fees.  For services to the Fixed Income Fund for the fiscal year ended February 28, 2009, Ultimus received $21,300 in administration fees, $24,246 in fund accounting fees and $18,000 in transfer agency fees.

For services to the Opportunity Fund for the fiscal period ended February 28, 2011, Ultimus received $8,000 in administration fees, $8,037 in fund accounting fees and $4,000 in transfer agency fees.

Distributor.  Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds, pursuant to a Distribution Agreement.  The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.  Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services.  The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.

Custodian.  U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for each Fund’s assets.  The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at each Fund’s request, and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal, state, and excise tax returns, and consult with the Funds on matters of accounting and taxation.  Such firm will audit the financial statements of the Funds at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany this SAI whenever requested by a shareholder or a prospective investor.

Legal Counsel.  Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Funds.

CODE OF ETHICS

The Trust, the Advisor and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the codes).  There can be no assurance that the codes of ethics will be effective in preventing such activities.  The codes of ethics permit employees and officers of the Trust, the Advisor and the Distributor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust and the Advisor require that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the codes of ethics.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  There can be no assurance that the program will be effective in preventing such activities.  The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees.  Copies of the Trust’s and the Advisor’s Proxy Voting and Disclosure Policies are included as Appendix B to this SAI.

No later than August 31 of each year, the Funds must file Form N-PX with the SEC.  Form N-PX discloses how an investment company voted proxies for the prior twelve-month period ended June 30.  The Funds’ proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-888-859-5856.  This information is also available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest.  Under the Funds’ policy, the Funds and the Advisor generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

Each Fund will make available to the public a complete schedule of its portfolio holdings on a fiscal quarter basis.  This information is generally available within 60 days of a Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-859-5856.  Each Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Trust and/or the officers of the Advisor may share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Prospectuses and this SAI; ADP Investor Communication Services, Inc., a proxy voting recordkeeping service providing assistance to the Advisor in voting proxies for the Funds; Filepoint EDGAR Services and Financial Graphic Services, Inc., financial edgarizing, typesetting and printing firms.  The Funds and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Funds’ service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

Non-public portfolio holdings information and other information regarding the investment activities of the Funds also is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing non-public portfolio holdings information to five different rating or ranking organizations.  Each disclosure arrangement has been authorized by the Trust and/or the Advisor in accordance with the Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds and that each organization is subject to a duty of confidentiality.  Below is a table listing the groups that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.  S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Reuters	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.  Thomson Financial indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

 The Funds currently do not provide non-public portfolio holdings information to any other third parties.  In the future, the Funds may elect to disclose such information to other third parties if the officers of the Trust and/or the Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

The Trust’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Ultimus are required to report to the Trustees any known disclosure of a Fund’s portfolio holdings to unauthorized third parties.  The Trust has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases.  Reference is made to “How to Buy Shares” in the applicable Prospectus for more information concerning how to purchase shares.  Specifically, potential investors should refer to the applicable Prospectus for information regarding purchasing shares by mail or bank wire transfer, and for information regarding telephone exchanges or redemptions.  The Prospectuses also describe the Funds’ automatic investment plan and certain rights reserved by the Funds with respect to orders for Fund shares.  The following information supplements the information regarding share purchases in the Prospectuses:

Pricing of Orders.  Shares of the Funds will be offered and sold on a continuous basis.  The purchase price of shares of each Fund (or class) is its net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days that the NYSE is open for regular trading (generally 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below.  Each Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes will be executed at the price calculated as of that time on the next business day.

Regular Accounts.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account, subject to a 1% redemption fee for redemptions of shares of each Fund within 180 days of purchase.  (For information on the redemption fee, see “How to Redeem Shares – Redemption Fee” in the applicable Prospectus).  When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.

Purchases in Kind.  Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the applicable Prospectus.

Share Certificates.  The Funds do not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Funds’ share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Each Fund reserves the right in its sole discretion to: (1) suspend the offering of its shares; (2) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (3) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Redemptions.  Reference is made to “How to Redeem Shares” in the applicable Prospectus for more information concerning how to redeem shares.  Specifically, investors wishing to redeem shares of the Funds should refer to the Prospectuses for information regarding redeeming shares by mail, telephone/fax, or bank wire transfer.  The Prospectuses also describe the Funds’ policy regarding accounts that fall below a Fund’s required minimums, redemptions in-kind, signature guarantees, and other information about the Funds’ redemption policies.  The following information supplements the information regarding share redemptions in the Prospectuses:

Suspension of Redemption Privileges and Postponement of Payment.  The Funds may suspend redemption privileges or postpone the date of payment (1) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.  The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Funds.  No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds, and the assessment of the redemption fee on redemptions of shares occurring within 180 days following the purchase of such shares.  For information on the redemption fee, see “How to Redeem Shares – Redemption Fee” in the applicable Prospectus.

Involuntary Redemptions.  In addition to the situations described in the Prospectuses under “How to Redeem Shares,” a Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if a Fund is unable to verify the shareholder’s identity.

DISTRIBUTION PLANS.  The Advisors Fund and the Small Cap Value Fund have each adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) for Class R Shares and Class C Shares.  See the section entitled “Distribution Plan” in the Funds’ Class R and Class C Share Prospectuses.  As required by Rule 12b-1, the Plans were approved by the Trustees and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans.  The Plans provide that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes of such expenditures.  The Board will take into account the expenditures for purposes of reviewing operation of the Plans and in connection with their annual consideration of renewal of the Plans.

Potential benefits of the Plans to the Funds include improved shareholder services, savings to the Funds in transfer agent fees as a percentage of assets (once a Fund has a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plans must be considered by the Board annually.

Under the Plans, each Fund may annually expend up to 0.25% of its average daily net assets allocable to Class R shares and 1.00% of such assets allocable to Class C shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made.  Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Class R shares and 0.75% for Class C shares per annum of the Funds’ average daily net assets.  Such expenditures may include, without limitation: (a) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (d) training sales personnel regarding the Funds; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  The Funds do not participate in any joint distribution activities with other investment companies.  By reason of his controlling interest in the Advisor, Arnold Van Den Berg may be deemed to have a financial interest in the operation of the Plans.

In addition, the Plans provide for the payment of an account maintenance or shareholder service fee, in an amount equal to an annual rate of 0.25% of a Fund’s average daily net assets allocable to Class C shares, which may be paid to securities dealers and other financial intermediaries based on the average value of the Fund’s Class C shares owned by their clients.  The account maintenance or shareholder service fee allows the Funds to make payments to securities dealers and other financial organizations (including payments directly to the Advisor and the Distributor) for expenses related to the distribution and servicing of the Funds’ shares.

Additional Information.  The following is additional information regarding certain services and features related to purchases, redemptions, and distribution of Fund shares.  Investors who have questions about any of this information should call the Funds at 1-888-859-5856.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at CM Advisors Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) Medallion signature guarantees (see the applicable Prospectus under the heading “How to Redeem Shares”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

Dealers.  Compensation may be provided to dealers in connection with sales of shares of the Funds.  Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA.

NET ASSET VALUE

The net asset value (“NAV”) per share of each Fund normally is determined at the time regular trading closes on the NYSE (generally 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier).  Each Fund’s NAV per share is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV per share of the Funds will not be calculated.

In computing a Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of the Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  The assets of each Fund are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.

•	Securities traded on a foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the closing bid price.

•	Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

•
Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Securities with maturities of 60 days or less will be valued at amortized cost, which approximate market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of a Fund and the allocable portion of any general assets are conclusive.  The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986 and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, a Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Internal Revenue Code section 851(h).  Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

A Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of a Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transactions occurring prior to January 1, 2013 and 20% for those occurring after December 31, 2012, unless current applicable capital gains rates are changed by Congress.  Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2012, after which such dividends would return to being taxed at ordinary income rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rates, provided certain holding period requirements are met.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Funds’ taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains.  As of February 28, 2011, the Advisors Fund had capital loss carryforwards of $46,352,110, of which $15,391,875 expires on February 28, 2017 and $30,960,235 expires on February 28, 2018.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002 and before January 1, 2013, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares.  An exchange of shares is treated as a sale and any gain may be subject to tax.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (presently 28% for 2011) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, each Fund’s total return may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges.  Performance figures will be given for the most recent one, five, and ten year periods or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that a Fund’s total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated.  Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD =	ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR =	ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total returns and aggregate total return assume an initial $1,000 investment and reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The table below shows each Fund’s average annual total returns for periods ended February 28, 2011:

	One Year	Five Years	Since Inception (May 13, 2003)
CM Advisors Fund-Class I shares	18.43%	0.13%	3.34%

	One Year	Since Inception (March 24, 2006)
CM Advisors Fixed Income Fund	6.63%	8.16%

Since Inception (November 1, 2010)
CM Advisors Opportunity Fund	18.88%

From time to time, the Fixed Income Fund may advertise its yield.  The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period.  For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.  In particular, yield is determined according to the following formula:

Yield = 2 [(A – B/ CD + 1)6 - 1]

Where	A = dividends and interest earned during the period
B = expenses accrued for the period (net of reimbursements)
C = average daily number of shares outstanding during the period that were entitled to receive dividends
D = the maximum offering price per share on the last day of the period

The yield of the Fixed Income Fund for the 30-day period ended February 28, 2011 was 1.47%.

Each Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Advisors Fund may compare its performance to the Russell 3000 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets.  The Advisors Fund may also measure its performance against the S&P 500 Index, an unmanaged index of common stock prices of 500 widely held U.S. stocks.  The Fixed Income Fund may compare its performance to the Barclays Capital U.S. Aggregate Bond Index, which is generally considered to be representative of the performance of an unmanaged group of bond securities that are publicly traded in the United States securities markets.  The Opportunity Fund may compare its performance to the Russell 2000 Growth Index, which measures the small cap growth segment of the U.S. equity universe. Fund Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  Each Fund may also occasionally cite statistics to reflect its volatility and risk.  Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  Each Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor.  Of course, there can be no assurance that a Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare a Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

Each Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value per share are factors in the computation of total return as described above.

As noted above, from time to time each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Prospectuses to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing a Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or on the basis of total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds including reinvestment of distributions over a specified period of time.

From time to time, the Funds may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s).  Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited financial statements of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund for the fiscal year ended February 28, 2011, including the Financial Highlights appearing in the Prospectuses, are incorporated by reference and made a part of this document.  The Small Cap Value Fund is newly organized and therefore no financial information is included in this SAI.  You may request a copy of the Small Cap Value Fund’s Annual and Semi-Annual report, once available, at no charge by calling the Funds at 1-888-859-5856.

APPENDIX A – DESCRIPTION OF RATINGS

Each Fund may acquire from time to time debt securities as described in the Prospectuses and this SAI.  The Funds are not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Funds may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”).  The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated A-1+.  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.  Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  The rating AAA denotes the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk.  Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest.  Accordingly, each Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CM ADVISORS FAMILY OF FUNDS

AMENDED AND RESTATED
PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (the “Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the CM Advisors Family of Funds (the “Trust”) and each series of the Trust (individually a “Fund” and collectively the “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of each Fund’s shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that CM Fund Advisors (“CM”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, CM is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve CM’s Proxy Voting and Disclosure Policy (“CM’s Voting Policy”) as it relates to the Funds.  The Board must also approve any material changes to CM’s Voting Policy no later than four (4) months after adoption by CM.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of a Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in CM’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

Provided CM is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced CM with respect to a matter to which the Fund is entitled to vote, a proxy voting decision by CM shall not be considered to present a conflict between the interest of the Fund’s shareholders and those of the Fund’s principal underwriter or an affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Each Fund will disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A.  Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Funds will file Form N-PX with the SEC no later than August 31st of each year.  The Funds will disclose on Form N-PX each Fund’s complete proxy voting record for the twelve-month period ended June 30th.

The Funds shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to a Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If a Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of CM’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CM that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or CM, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of the 7th day of May, 2003.
Amended the 17th day of February, 2006.
Restated the 18th day of October, 2010.

CENTURY MANAGEMENT AND CM FUND ADVISORS

PROXY VOTING AND DISCLOSURE POLICY
(Amended Effective February 28, 2006; Restated Effective October 18, 2010)

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment advisor’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Century Management and CM Fund Advisors (collectively “Advisor” or “We”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Advisor has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Advisor complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to each series of the CM Advisors Family of Funds advised or managed by the Advisor (individually and collectively the “Fund”), the shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

Advisor believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Advisor is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Advisor’s philosophy and practice regarding the voting of proxies.

A.	General

Advisor believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Advisor’s proxy voting policies, Advisor has developed the following procedures for voting proxies.

1.
Upon receipt of a corporate proxy by Advisor, the special or annual report and the proxy are submitted to Advisor’s proxy voting manager (the “Proxy Manager”), currently James Brilliant.  The Proxy Manager or someone under his supervision will then vote the proxy in accordance with this policy.

2.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and any other material submitted with the proxy.  The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Advisor’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.
The Proxy Manager shall be responsible for maintaining copies of each special or annual report, proxy proposal, and other material submitted with the proxy, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisors Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Advisor’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then Aaron Buckholtz shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

While Advisor’s policy is to review each proxy proposal on its individual merits, Advisor has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

A.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, Advisor will generally vote in favor of management’s proposed directors.  In a contested election, Advisor will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, Advisor will review any contested proposal on its merits.

Notwithstanding the foregoing, Advisor expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

•	Limit directors’ liability and reduce directors’ indemnification rights;

2.	Audit Committee Approvals

Advisor generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  Advisor will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

Advisor will consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Advisor may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

Advisor will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Favor preemptive rights.

B.	Compensation

1.	General

Advisor generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, Advisor generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  Advisor may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Require shareholders approval of golden parachutes

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily change executive or employee benefits.

2.	Stock Option Plans and Share Issuances

Advisor evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, Advisor may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company.  We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders.  We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership.  Therefore, we generally will vote against stock option plans.  However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented.  We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Advisor expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

C.	Corporate Responsibility and Social Issues

Advisor generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Advisor will generally vote against proposals involving corporate responsibility and social issues, although Advisor may vote for corporate responsibility and social issue proposals that Advisor believes will have substantial positive economic or other effects on a company or the company’s stock.

IV.	Conflicts

In cases where Advisor is aware of a conflict between the interests of a client(s) and the interests of Advisor or an affiliated person of Advisor (e.g., a portfolio holding is a client or an affiliate of a client of Advisor), the Advisor will take the following steps:

A.
With respect to clients that are registered investment companies, the Advisor will notify the client of the conflict and will vote the client’s shares in accordance with the instructions of the client’s Board of Trustees; and

B.	With respect to other clients, the Advisor will:

1.
vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Advisor’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

2.
for other matters, will engage an independent third party (e.g., a proxy voting service) to review issues and vote proxies based on their determination of what is in the best interest of the client(s).

V.	Advisor Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires Advisor to disclose in response to any client request how the client can obtain information from Advisor on how its securities were voted.  Advisor will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Advisor.  Upon receiving a written request from a client, Advisor will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Advisor to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.

Advisor will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, Advisor will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Recordkeeping

Advisor shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)
With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Advisor and, upon reasonable written request, shall deliver such records to the Fund.  These records may be kept as part of Advisor’s records.

Advisor may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Advisor that are maintained with a third party such as a proxy voting service, provided that Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by Advisor, provided that material changes to this policy that affect proxy voting for a registered investment company managed by the Advisor shall be ratified by such registered investment company within four (4) months of adoption by Advisor.